EXHIBIT 23(a)


             	      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-8 (File No. 33-_________) of our report dated January 26, 1995, on our audits of the consolidated financial statements of Peoples Bancorp Inc. as of December 31, 1994 and 1993, and for the three years in the period ended December 31, 1994, appearing in the 1994 Annual Report on Form 10-K.







                                  								/s/ COOPERS & LYBRAND L.L.P.
                                  								COOPERS & LYBRAND L.L.P.